UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:   June 10, 2003

Capital One Funding, LLC
as Depositor on behalf of

Capital One Master Trust
(Exact name of registrant as specified in its charter)

Virginia	0-25762	54-1719855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):
(804) 967-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.                                                          Other Events

The May 2003 monthly Certificateholder’s Statements to investors were distributed June 10, 2003.

Item 7 (c).                                         Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

99.1	May Performance Summary

99.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.4	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.5	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.6	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.7	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.8	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.9	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.10	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.11	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.12	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.13	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.14	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.15	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.16	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.17	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.18	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.19	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.20	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.21	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.22	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

99.23	Trust Excess Spread Analysis

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

	By:	CAPITAL ONE FUNDING LLC, as Depositor

		By:	/s/ Jeffery A Elswick
Name: Jeffery A. Elswick
Title: President and Chief Executive Officer

Date: June 10, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number	Exhibits

20.1	May Performance Summary

20.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.4	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.5	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.6	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.7	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.8	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.9	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.10	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.11	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.12	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.13	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.14	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.15	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.16	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.17	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.18	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.19	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.20	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.21	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.22	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of May 2003

20.23	Trust Excess Spread Analysis